Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:
1)Registration Statement (Form S-8 No. 333-209410) pertaining to the 2011 Option Plan, 2016 Share Option and Incentive Plan, and Non-Plan Share Options of BeiGene, Ltd.,
2)Registration Statement (Form S-8 No. 333-214064) pertaining to the 2011 Option Plan of BeiGene, Ltd.,
3)Registration Statement (Form S-8 No. 333-216885) pertaining to the 2016 Share Option and Incentive Plan of BeiGene, Ltd.,
4)Registration Statement (Form S-8 No. 333-223319) pertaining to the 2016 Share Option and Incentive Plan, as amended, of BeiGene, Ltd.,
5)Registration Statement (Form S-8 No. 333-225543) pertaining to the 2018 Employee Share Purchase Plan and the 2018 inducement Equity Plan of BeiGene, Ltd.,
6)Registration Statement (Form S-8 No. 333-228786) pertaining to the Second Amended and Restated 2016 Share Option and Incentive Plan and the Second Amended and Restated 2018 Employee Share Purchase Plan of BeiGene, Ltd.,
7)Registration Statement (Form S-8 No. 333-241697) pertaining to the Second Amended and Restated 2016 Share Option and Incentive Plan, as amended, of BeiGene, Ltd.,
8)Registration Statement (Form S-8 No. 333-266639) pertaining to the Second Amended and Restated 2016 Share Option and Incentive Plan, as amended, of BeiGene, Ltd.,
9)Registration Statement (Form S-3 No. 333-271762) of BeiGene, Ltd. and the related prospectus,
10)Registration Statement (Form S-3 No. 333-271765) of BeiGene, Ltd. and the related prospectus;
11)Registration Statement (Form S-8 No. 333-279980) of BeiGene, Ltd. pertaining to the Third Amended and Restated 2016 Share Option and Incentive Plan, as amended of BeiGene, Ltd., and
12)Registration Statement (Form S-4 No. 333-281324) of BeiGene, Ltd.
of our report dated January 8, 2025, with respect to the financial statement schedule listed in Item 15, included in this Annual Report Form 10-K/A.

/s/ Ernst & Young Hua Ming LLP
Beijing, People’s Republic of China
January 8, 2025